UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 6, 2005

                     American Home Mortgage Investment Corp.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Maryland                  001-31916              20-0103914
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
      of Incorporation)            File Number)       Identification No.)


538 Broadhollow Road, Melville, New York                       11747
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (516) 949-3900
--------------------------------------------------------------------------------
                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      American Home Mortgage Investment Corp. (the "Company") has committed that for the years ended December 31, 2005, 2006 and 2007, the Company's prospective three-year average "burn rate" with respect to awards under the Company's equity compensation plans will not exceed the greater of (i) two percent of the Company's basic common shares outstanding at fiscal year end or (ii) the mean of the Company's applicable Global Industry Classification Standards (GICS) Peer Group. The burn rate will be calculated as (1) the number of shares granted by the Company to directors, officers and employees in each fiscal year and reported in the Company's periodic reports filed with the Securities and Exchange Commission, including awards of stock options and shares of restricted stock, divided by (2) the Company's basic common shares outstanding at fiscal year end. For purposes of calculating the number of shares granted in a year, full-value awards, such as shares of restricted stock, will equal (a) 1.5 option shares if the Company's annual stock price volatility is 53% or higher, (b) 2.0 option shares if the Company's annual stock price volatility is between 25% and 52%, and (c) 4.0 option shares if the Company's annual stock price volatility is less than 25%.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 6, 2005                    AMERICAN HOME MORTGAGE INVESTMENT CORP.


                                       By: /s/ Alan B. Horn
                                          --------------------------------------
                                          Name:  Alan B. Horn
                                          Title: Executive Vice President and
                                                 General Counsel